SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 12, 2004 (April 7, 2004)

Aegis Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7880 Bent Branch Drive, Suite 150, Irving, Texas  75063

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(972) 830-1800

Item 5.                                                           Other Events.

On April 7, 2004, the Registrant announced that John Scot Brunke had been appointed President and Chief Financial Officer.

The Registrant issued a press release announcing this event on April 7, 2004, a copy of which is attached as Exhibit 99.1.

Item 7.                                                           Financial Statements and Exhibits.

(c)           Exhibits

99.1                           Press release dated April 7, 2004 announcing the appointment of John Scot Brunke as President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2004	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/	Herman Schwarz
Herman Schwarz
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated April 12, 2004 announcing the appointment of John Scot Brunke as President and Chief Financial Officer